UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2021

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Export Credit Facility Amendments

Hermes Amendments

On February 17, 2021 and February 18, 2021, we entered into amendments to those Euler Hermes Aktiengesellschaft (“Hermes”) backed loan facilities incurred to finance Celebrity Eclipse, Celebrity Equinox, Celebrity Reflection, Celebrity Silhouette, Odyssey of the Seas, Celebrity Solstice, Spectrum of the Seas, Anthem of the Seas and Quantum of the Seas (collectively, the “Hermes Facility Amendments”).

Each Hermes Facility Amendment incorporates the benefit of an additional 12-month principal amortization deferral being offered by Hermes (the “Second Hermes Debt Deferral”). Under the terms of each amendment, the lenders have made available to us a new tranche of the loan (the “Second Hermes Deferred Tranche”), the proceeds of which will be used to repay any principal amortization payments due on the facility between April 1, 2021 and March 31, 2022 (the “Second Hermes Deferral Period”). The Second Hermes Deferred Tranche is repayable in 10 equal semi-annual installments between April 2022 and March 2027. Interest on the Second Hermes Deferred Tranche will be payable semi-annually at the floating rate that applies to the existing loan plus 0.20%.

Additionally, the Hermes Facility Amendments, in each case, extend the period during which a breach of the financial covenants will not trigger a mandatory prepayment or default, as applicable, under each facility through and including the fourth quarter of 2022.

Pursuant to the Hermes Facility Amendments, we have agreed to a minimum liquidity covenant of $500 million (subject to reduction to $350 million if we raise at least $500 million of additional capital) (the “Minimum Liquidity Requirement”). The Hermes Facility Amendments also provide for mandatory prepayment of the deferred amounts upon the taking of certain actions. Subject to a number of carveouts, these include, but are not limited to, issuance of dividends, completion of share repurchases, issuances of debt other than for crisis and recovery purposes, the making of loans and the sale of assets other than at arm’s length.

The Hermes Facility Amendments were each declared effective on February 19, 2021 and will allow us to defer approximately $570 million of principal amortization payments due between April 2021 and March 2022.

On February 18, 2021, we also entered into an amendment to the Hermes-backed loan facility incurred to finance Ovation of the Seas (the “Ovation Facility Amendment”). The Ovation Facility Amendment extends the period during which a breach of the financial covenants will not trigger a mandatory prepayment or default, as applicable, under such facility through and including the fourth quarter of 2022.

Subject to satisfaction of certain conditions precedent, the Ovation Facility Amendment also incorporates the benefit of an additional 12-month principal amortization deferral being offered by Hermes. Under the terms of the Ovation Facility Amendment, the lenders will, upon the satisfaction of the conditions precedent, make available to us a new tranche of the loan (the “Second Ovation Deferred Tranche”), the proceeds of which will be used to repay any principal amortization payments due on the facility between May 2021 and April 2022 (the “Second Ovation Deferral Period”). The Second Ovation Deferred Tranche is repayable in 9 equal semi-annual installments between October 2022 and October 2026. Interest on the Second Ovation Deferred Tranche will be payable semi-annually at the floating rate that applies to the existing loan plus 0.20%. Pursuant to the Ovation Facility Amendment, we have agreed to the Minimum Liquidity Requirement. The Ovation Facility Amendment also provides for mandatory prepayment of the deferred amounts upon the taking of certain actions. Subject to a number of carveouts, these include, but are not limited to, issuance of dividends, completion of share repurchases, issuances of debt other than for crisis and recovery purposes, the making of loans and the sale of assets other than at arm’s length.

The Ovation Facility Amendment, if and when the conditions precedent to the deferral are satisfied, will allow us to defer approximately $90 million of principal amortization payments due between May 2021 and April 2022.

Certain of the lenders participating in the Hermes Facility Amendments and the Ovation Facility Amendment and affiliates of those parties, provide banking, investment banking and other financial services to us from time to time for which they have received, and will in the future receive, customary fees.

The foregoing description of the provisions of the amendments is summary in nature and is qualified in its entirety by reference to the full and complete terms of the amendments, copies of which are filed herewith as Exhibit 10.1 to 10.10 and incorporated herein by reference.

Bpi Amendments

On February 18, 2021 and February 19, 2021, we amended the BpiFrance Assurance Export (“BpiFAE”) backed loan facilities incurred to finance Celebrity Edge, Celebrity Apex, and Harmony of the Seas (USD- and EUR- denominated facilities) (collectively, the “BpiFAE Facility Amendments”).

Each BpiFAE Facility Amendment incorporates the benefit of an additional 12-month principal amortization deferral being offered by BpiFAE (the “Second BpiFAE Debt Deferral”). Under the terms of each amendment, the lenders have made available to us a new tranche of the loan (the “Second BpiFAE Deferred Tranche”), the proceeds of which will be used to repay any principal amortization payments due on the facility between April 1, 2021 and March 31, 2022 (the “Second BpiFAE Deferral Period”). The Second Hermes Deferred Tranche is repayable in 10 equal semi-annual installments between April 2022 and March 2027. Interest on the Second BpiFAE Deferred Tranche will be payable semi-annually at the floating rate that applies to the existing loan.

Additionally, the BpiFAE Facility Amendments, in each case, extend the period during which a breach of the financial covenants will not trigger a mandatory prepayment or default, as applicable, under each facility through and including the third quarter of 2022.

Pursuant to the BpiFAE Facility Amendments, we have agreed to the Minimum Liquidity Requirement. The BpiFAE Facility Amendments also provide for mandatory prepayment of the deferred amounts upon the taking of certain actions. Subject to a number of carveouts, these include, but are not limited to, issuance of dividends, completion of share repurchases, issuances of debt after December 31, 2023 (or if earlier the date our EBITDA less interest and scheduled principal payments reach 2019 levels), the making of loans and the sale of assets other than at arm’s length.

The BpiFAE Facility Amendments were each declared effective on February 19, 2021 and will allow us to defer approximately $265 million of principal amortization payments due between April 2021 and March 2022.

On February 17, 2021, we also entered into an amendment to the BpiFAE-backed loan facility incurred to finance Symphony of the Seas (the “Symphony Facility Amendment”). The Symphony Facility Amendment extends the period during which a breach of the financial covenants will not trigger a mandatory prepayment or default, as applicable, under such facility through and including the third quarter of 2022.

Subject to satisfaction of certain conditions precedent, the Symphony Facility Amendment also incorporates the benefit of an additional 12-month principal amortization deferral being offered by BpiFAE. Under the terms of the Symphony Facility Amendment, the lenders will, upon the satisfaction of the conditions precedent, make available to us a new tranche of the loan (the “Second Symphony Deferred Tranche”), the proceeds of which will be used to repay any principal amortization payments due on the facility between the Second BpiFAE Deferral Period. The Second Symphony Deferred Tranche is repayable in 10 equal semi-annual installments between April 2022 and March 2027. Interest on the Second Symphony Deferred Tranche will be payable semi-annually at the floating rate that applies to the existing loan. Pursuant to the Symphony Facility Amendment, we have agreed to the Minimum Liquidity Requirement. The Symphony Facility Amendment also provides for mandatory prepayment of the deferred amounts upon the taking of certain actions. Subject to a number of carveouts, these include, but are not limited to, issuance of dividends, completion of share repurchases, issuances of debt after December 31, 2023 (or if earlier the date our EBITDA less interest and scheduled principal payments reach 2019 levels), the making of loans and the sale of assets other than at arm’s length.

The Symphony Facility Amendment, if and when the conditions precedent to the deferral are satisfied, will allow us to defer approximately $125 million of principal amortization payments due between April 2021 and March 2022.

Certain of the lenders participating in the BpiFAE Facility Amendments and the Symphony Facility Amendment and affiliates of those parties, provide banking, investment banking and other financial services to us from time to time for which they have received, and will in the future receive, customary fees.

The foregoing description of the provisions of the amendments is summary in nature and is qualified in its entirety by reference to the full and complete terms of the amendments, copies of which are filed herewith as Exhibit 10.11 to 10.15 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 5 in connection with the Credit Agreement in respect of “CELEBRITY ECLIPSE” – Hull S-677, dated as of February 17, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.2	Amendment No. 5 in connection with the Credit Agreement in respect of “CELEBRITY EQUINOX” – Hull S-676, dated as of February 17, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.3	Amendment No. 5 in connection with the Credit Agreement in respect of “CELEBRITY REFLECTION” – Hull S-691, dated as of February 17, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.4	Amendment No. 5 in connection with the Credit Agreement in respect of “CELEBRITY SILHOUETTE” – Hull S-679, dated as of February17, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.5	Amendment No. 5 in connection with the Credit Agreement in respect of “ODYSSEY OF THE SEAS” – Hull S-713, dated as of February 18, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.6	Amendment No. 5 in connection with the Credit Agreement in respect of “CELEBRITY SOLSTICE” – Hull S-675, dated as of February 18, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.7	Amendment No. 5 in connection with the Credit Agreement in respect of “SPECTRUM OF THE SEAS” – Hull S-700, dated as of February 17, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.8	Amendment No. 8 in connection with the Credit Agreement in respect of “ANTHEM OF THE SEAS” – Hull S-698, dated as of February 18, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.9	Amendment No. 8 in connection with the Credit Agreement in respect of “QUANTUM OF THE SEAS” – Hull S-697, dated as of February 18, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.10	Amendment No. 5 in connection with the Credit Agreement in respect of “OVATION OF THE SEAS” – Hull S-699, dated as of February 18, 2021, between Royal Caribbean Cruises Ltd., KfW IPEX-GmbH as administrative agent and Hermes agent and the banks and financial institutions party thereto as lenders.

10.11	Amendment Agreement in connection with the Credit Agreement in respect of “CELEBRITY EDGE” (ex. Hull J34), dated as of February 18, 2021 between Royal Caribbean Cruises Ltd., Citibank N.A., London Branch as global coordinator, SMBC Bank International plc as ECA agent, Citibank Europe plc, UK Branch, as facility agent, the banks and financial institutions listed therein as the mandated lead arrangers and the banks and financial institutions listed as lenders party thereto.

10.12	Amendment Agreement in connection with the Credit Agreement in respect of “CELEBRITY APEX” (ex. Hull K34), dated as of February 18, 2021 between Royal Caribbean Cruises Ltd., Citibank N.A., London Branch as global coordinator, SMBC Bank International plc as ECA agent, Citibank Europe plc, UK Branch, as facility agent, the banks and financial institutions listed therein as the mandated lead arrangers and the banks and financial institutions listed as lenders party thereto.

10.13	Sixth Amendment and Restatement Agreement in connection with the Credit Agreement in respect of “HARMONY OF THE SEAS” (ex Hull A34) (EUR-denominated facility), dated as of February 19, 2021, between Royal Caribbean Cruises Ltd, Société Générale as facility agent, the banks and financial institutions listed therein as mandated lead arrangers and the banks and financial institutions listed as lenders party thereto.

10.14	Fifth Amendment and Restatement Agreement in connection with the Credit Agreement in respect of “HARMONY OF THE SEAS” (ex Hull A34) (USD-denominated facility), dated as of February 19, 2021, between Royal Caribbean Cruises Ltd, Société Générale as facility agent, the banks and financial institutions listed therein as mandated lead arrangers and the banks and financial institutions listed as lenders party thereto.

10.15	Amendment Agreement in connection with the Credit Agreement in respect of “SYMPHONY OF THE SEAS” (ex. Hull B34), dated as of February 17, 2021 between Royal Caribbean Cruises Ltd., Citibank N.A., London Branch as global coordinator, SMBC Bank International plc as ECA agent, Citibank Europe plc, UK Branch, as facility agent, the banks and financial institutions listed therein as the mandated lead arrangers and the banks and financial institutions listed as lenders party thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	February 23, 2021	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein
Senior Vice President, General Counsel & Secretary